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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-92467, 333-37584, 333-62336 and 333-106924) of
Crossroads Systems, Inc. of our report dated November 26, 2002 relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Austin, Texas
January 21, 2004